UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PS Business Parks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2022

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Share, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 8, 2022, PS Business Parks, Inc. (the “Company”) issued a press release announcing that it expects to complete its previously announced transaction (the “Transaction”) with affiliates of Blackstone Real Estate (“Blackstone”) on or around July 20, 2022 following the special meeting of the Company’s common stockholders on July 15, 2022. The completion of the Transaction remains subject to approval by the Company’s common stockholders and other customary closing conditions. Additionally, the Company announced that on July 8, 2022 the Company’s board of directors declared (i) a prorated quarterly cash dividend on the Company’s common stock and (ii) a cash dividend of $5.25 per share of the Company’s common stock, each payable immediately before the effective time of the merger of PS Business Parks, L.P. with an affiliate of Blackstone, to holders of record as of the close of business on the business day immediately preceding the closing date of the Transaction and contingent upon the approval of the merger of the Company with an affiliate of Blackstone by the Company’s stockholders, the satisfaction or waiver of the other conditions to the Transaction and the previously announced Agreement and Plan of Merger, dated as of April 24, 2022, by and among the Company, Sequoia Parent LP, Sequoia Merger Sub I LLC, Sequoia Merger Sub II LLC and PS Business Parks, L.P. not having been terminated. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Transaction, the Company filed with the SEC the Proxy Statement on June 8, 2022 and commenced mailing of the Proxy Statement to holders of the Company’s common stock. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company has filed or may file with the SEC or send to its stockholders in connection with the proposed Transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain the Proxy Statement and other documents filed with the SEC by the Company (in the case of such other documents, when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, the Proxy Statement and other documents filed with the SEC by the Company (in the case of such other documents, when they become available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at https://ir.psbusinessparks.com or by contacting the Company’s Investor Relations by email at info@psbusinessparks.com.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon present expectations, estimates and projections and beliefs of and assumptions, involve uncertainty that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. There are a number of important factors that could have a material adverse effect on our operations, future prospects and the proposed Transaction, including but not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone’s affiliates; the failure to obtain the approval of the Company’s stockholders of the proposed Transaction or the failure to satisfy any of the other conditions to the completion of the proposed Transaction; stockholder litigation in connection with the proposed Transaction, which may affect the timing or occurrence of the proposed Transaction or result in significant costs of defense, indemnification and liability; the effect of the announcement of the proposed Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Transaction; the ability to meet expectations regarding the timing and completion of the proposed Transaction; and significant Transaction costs, fees, expenses and charges. There can be no assurance that the proposed Transaction or any other Transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on February 22, 2022, and subsequent filings by the Company with the SEC. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. Any forward-looking statement speaks only as of the date on which it is made. Moreover, we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, except as required by law. Investors should not place undue reliance upon these forward-looking statements. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release issued on July 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Dated: July 8, 2022	By:	/s/ Adeel Khan
	Name:	Adeel Khan
	Title:	Executive Vice President, Chief Financial Officer and Corporate Secretary

Exhibit 99.1

News Release

PS Business Parks, Inc. 701 Western Avenue Glendale, CA 91201-2349 psbusinessparks.com

PS Business Parks, Inc. Announces Anticipated Closing Date of Pending Transaction;

Declares Dividends in Connection with Pending Transaction

GLENDALE, California, July 8, 2022—PS Business Parks, Inc. (NYSE:PSB) (“PSB” or the “Company”) announced today that it expects to complete its previously announced transaction (the “Transaction”) with affiliates of Blackstone Real Estate (“Blackstone”) on or around July 20, 2022 following the special meeting of PSB’s common stockholders on July 15, 2022. The completion of the Transaction remains subject to approval by PSB’s common stockholders and other customary closing conditions.

On July 8, 2022, as contemplated by the Company’s merger agreement, the PSB Board of Directors declared (i) a prorated quarterly cash dividend (the “pro rata dividend”) on PSB common stock and (ii) a cash dividend (the “closing cash dividend”) of $5.25 per share of PSB common stock, each payable immediately before the effective time of the merger of PSB’s operating partnership with an affiliate of Blackstone, to holders of record as of the close of business on the business day immediately preceding the closing date of the Transaction and contingent upon the approval of the merger agreement by PSB’s stockholders, the satisfaction or waiver of the other conditions to the Transaction and the merger agreement not having been terminated. The amount of the pro rata dividend is based upon PSB’s current quarterly dividend rate of $1.05 per share of PSB common stock and pro-rated for the number of days from and including July 1, 2022 through the day immediately prior to the closing date of the Transaction.

Based on the anticipated closing date of the Transaction of July 20, 2022, the pro rata dividend will equal $0.216848 per share of PSB common stock, and each of the pro rata dividend and the closing cash dividend will be payable immediately prior to the partnership merger effective time on July 20, 2022 to the holders of record as of the close of business on July 19, 2022.

If the Transaction is completed on July 20, 2022, PSB stockholders who hold their shares of common stock on the record date for the dividends and through the effective time of the Company merger will be entitled to receive an aggregate of $187.716848 per share in cash, consisting of (i) $187.50, representing the $5.25 closing cash dividend and the merger consideration of $187.50 per share as reduced by the $5.25 closing cash dividend plus (ii) the $0.216848 pro rata dividend.

If the closing date of the Transaction is delayed past July 20, 2022, holders of PSB’s common stock will not receive the pro rata dividend or the closing cash dividend on July 20, 2022, and in such case PSB will make a public announcement providing further updates with respect to these matters.

For additional information regarding the proposed transaction, please consult the definitive proxy statement filed by PSB with the U.S. Securities and Exchange Commission on June 8, 2022.

Advisors

J.P. Morgan Securities LLC is acting as lead financial advisor to PSB and provided a fairness opinion to the PSB board of directors in connection with the transaction. Eastdil Secured is acting as real estate advisor to PSB and is also acting as a co-financial advisor to PSB. Wachtell, Lipton, Rosen & Katz is serving as PSB’s legal advisor.

About PS Business Parks

PS Business Parks, Inc., an S&P MidCap 400 company, is a REIT that acquires, develops, owns, and operates commercial properties, predominantly multi-tenant industrial, industrial-flex, and low-rise suburban office space. Located primarily in major coastal markets, PS Business Parks’ 96 properties serve approximately 4,900 tenants in 27 million square feet of space as of March 31, 2022. The portfolio also includes 800 residential units (inclusive of units in-process). Additional information about PS Business Parks, Inc. is available on the Company’s website, which can be found at psbusinessparks.com.

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Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the SEC the Proxy Statement on June 8, 2022 and commenced mailing of the Proxy Statement to holders of the Company’s common stock. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This press release is not a substitute for the Proxy Statement or any other document that the Company has filed or may file with the SEC or send to its stockholders in connection with the proposed Transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain the Proxy Statement and other documents filed with the SEC by the Company (in the case of such other documents, when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, the Proxy Statement and other documents filed with the SEC by the Company (in the case of such other documents, when they become available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at https://ir.psbusinessparks.com or by contacting the Company’s Investor Relations by email at info@psbusinessparks.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon present expectations, estimates and projections and beliefs of and assumptions, involve uncertainty that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. There are a number of important factors that could have a material adverse effect on our operations, future prospects and the proposed transaction, including but not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone’s affiliates; the failure to obtain the approval of the Company’s stockholders of the proposed Transaction or the failure to satisfy any of the other conditions to the completion of the proposed Transaction; stockholder litigation in connection with the proposed Transaction, which may affect the timing or occurrence of the proposed Transaction or result in significant costs of defense, indemnification and liability; the effect of the announcement of the proposed Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Transaction; the ability to meet expectations regarding the timing and completion of the proposed Transaction; and significant transaction costs, fees, expenses and charges. There can be no assurance that the proposed Transaction or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on February 22, 2022, and subsequent filings by the Company with the SEC. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. Any forward-looking statement speaks only as of the date on which it is made. Moreover, we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, except as required by law. Investors should not place undue reliance upon these forward-looking statements. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Contacts:

PS Business Parks

Adeel Khan

(818) 244-8080, Ext 8975

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